SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): September 4, 1998




                   FIRST SAVINGS BANCORP OF LITTLE FALLS, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       New Jersey                   0-23194                22-1284835
----------------------------   ------------------   ----------------------------
(State or other jurisdiction     (SEC File No.)          (IRS Employer
     of incorporation)                                   Identification
                                                             Number)




7 Center Avenue, Little Falls, New Jersey                07424
-----------------------------------------                -----
(Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code:(973) 256-2100
                                                   --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                           FIRST SAVINGS BANCORP, INC.


Item 5.  Other Events
---------------------

         The registrant issued a press release on September 8, 1998, announcing that it had signed a definitive merger agreement (the "Agreement") with Greater Community Bancorp ("Greater Community") dated September 4, 1998, for the purchase by Greater Community of all of the outstanding common stock of the registrant. Each share of the registrant's common stock will be converted into the right to receive $52.26 in cash, subject to adjustment as provided in the Agreement.


Item 7.  Financial Statements, Pro Forma Financial Information and
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Exhibits
--------

Exhibit 99.1 -- Press Release  Concerning  Merger  Agreement  dated September 8,
------------
1998.

Exhibit 99.2 -- Agreement and Plan of Merger dated as of September 4, 1998.
------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                   FIRST SAVINGS BANCORP OF LITTLE FALLS, INC.



Date: September 9, 1998              By:/s/Haralambos S. Kostakopoulos
                                        ----------------------------------------
                                           Haralambos S. Kostakopoulos
                                           President, Chief Executive Officer
                                              and Director (Principal Executive
                                              Officer)